Exhibit 99.1
Raymond James 29th Annual Institutional Investors Conference Steve Leer, Chairman and CEO Orlando, FL March 4, 2008

Forward-Looking Information This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developing nations will increase energy use, putting pressure on global supply Electricity Usage per Capita Passenger Vehicles per 1,000 People 15,000 600 U.S. U.S. Italy 12,000 Australia Australia 450 9,000 U.K. U.K. S. Korea 300 Russia 6,000 Italy cars per 1000 people S. Korea kilowatt-hours per capita Malaysia 150 3,000 Russia Malaysia Mexico Mexico China India India China 0 0 $0 $10,000 $20,000 $30,000 $40,000 $0 $10,000 $20,000 $30,000 $40,000 GDP per capita (in U.S. $) GDP per capita (in U.S. $) Source: United Nations’ Human Development Report 2005, 2005 World Development Indicators (World Bank) Slide 3

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL CURRENT TRENDS ABOUT ARCH COAL TECHNOLOGIES Coal’s advantage: billions of tons abundant, secure and widely dispersed of oil equivalent 300 Coal 200 Natural Gas 100 Oil Russia 0 North America Europe China Middle East Africa Other Asia Pacific India Central and South America Based on current production levels and proven reserves, coal should outlast gas supplies and oil reserves by more than 2x and 4x, respectively Source: Bank of America, BP Statistical Review and Blackwell Energy Research Slide 4

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Where will the United States get its future power? • U.S. dry natural gas production has remained essentially flat since 1997 despite an ever increasing number of rigs in production. • Since 2000, nuclear utilization has been at or close to 90% and the fleet is aging. At least 40 new units are needed by 2030 just to maintain current U.S. share. • Hydro power is concentrated in the Northwest. No net additions to capacity are anticipated. • Renewable energy, including wind and solar, currently represents just 3% of electric generation. Even with rapid growth, source is likely to remain a niche player. Source: EIA, ACI and Baker Hughes Slide 5

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal is — and will remain — a vital part of America’s energy future U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day) ($/million Btu at 2/29/08) 19x $17.59 = $102 Imports: 60% per bbl 10x $9.37 Coal: 94% Domestic 40% $0.95 Coal Natural Gas Oil Domestic OPEC Non-OPEC PRB Natural Crude 8800 Gas Oil FOB rail Wellhead (Q2 2008) (April 2008) Source: EIA, Platts, Argus Coal Daily and NYMEX Slide 6

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States 200% +182% Electricity 150% from Coal 100% 50% 0% -50% NOx -33% -55% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 • More progress is expected under existing regulations · Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 7

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developed nations must adopt climate solutions and export them to developing nations CO2 Emission Trends • China surpassed (1990 — 2030) the U.S. in GHG 15 Rest of emissions Non-OECD in 2007 12 The growth rate of China GHG emissions in 9 2 developing nations Rest of OECD is likely to Gt of CO United States 6 significantly exceed that of developed nations 3 We must invest in more clean coal 0 technology R&D 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: IEA World Energy Outlook 2006, Guardian Slide 8

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Over the long term, clean-coal technologies can broaden market demand for coal A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into transportation fuel emissions and transform transportation market coal into pipeline-quality • At current oil prices, natural gas • Likely to create coal-to-liquids significant off-peak facilities are • IGCC and CCS should demand for electricity economically feasible enable coal to prosper in a carbon-constrained world Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development Source: ACI Slide 9

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CURRENT TRENDS ABOUT ARCH COAL CLEAN-COAL TECHNOLOGIES Explosive growth in international coal markets underscores the shortage of energy around the globe Americas Europe/Africa Asia/Pacific Americas expected to Europe/Africa should Asia’s net exports almost double net increase its net projected to decline coal exports in 2008 imports in 2008 significantly in 2008 — Driven by increase in — Significant export — Driven by strong exports from USA declines from economic growth in South Africa developing nations Americas imports expected to decline — Large switch from — Severe supply slightly from 2007 domestic to imported constraints in coal in Europe traditional coal — Driven by lower export nations — Coal production import levels into USA declines in Europe Global coal supply and demand flows suggest that the world is short of coal by 25 million to 35 million metric tons in 2008 Source: ACI Slide 10

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Robust international coal markets also are influencing domestic coal markets U.S. Export Growth (in million tons) • In 2007, U.S. coal exports reached 80 Steam Coal highest level since 2000 Met Coal —Higher coal consumption in Asia coupled with severe supply constraints 59 in traditional export nations 49 — Weak U.S. dollar — Growing global steel demand • Arch expects U.S. coal imports to decline by 10 million tons in 2008 • Arch expects U.S. coal exports to increase meaningfully in 2008 — U.S. coal increasingly valued for purposes of supply diversification 2006 2007 2008 Source: ACI, NMA and MSHA Slide 11

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Rebalancing trends in 2007 have set the stage for stronger U.S. coal markets in 2008 U.S. Coal Industry Trends In 2007: (2007, in million tons) • Increased coal consumption, and Consumption* +20 reduced production levels, helped domestic coal markets to rebalance -15 Production (ACI) • These trends reduced the build in generator stockpiles U.S. Coal Industry Trends Year-to-date 2008: (Through January 2008, in million tons) • Electric generation flat on a tough comp; coal consumption likely up slightly Consumption* +2 • U.S. coal production is basically flat — Higher PRB production, which is lower-Production +1 Btu, offsets lower production in CAPP (ACI) • Arch estimates that generators had a 51 days supply at end of January Source: ACI, NMA and MSHA * Coal consumption for electric generation Slide 12

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Largest coal plant build-out since 1980 will meaningfully expand coal demand Anticipated Supply Region for • Build-out of close to 16 GW Coal Plants Under Construction (in millions of tons) translates into 54 million tons of new annual coal demand over 21 next five years, with substantial increases in 2009 and 2010 14 • Arch’s reserve base strategically 7 positioned to service more than two-thirds of these new plants 0 2008 2009 2010 2011+ • More than 9 GW, representing an PRB CAPP Illinois NAPP Other additional incremental 33 million tons, is currently in advanced permitting stages Source: Platts and ACI Slide 13

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch Coal is positioned for the future • One of the largest coal producers in the U.S. • Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation — Supplies roughly 12% of U.S. coal needs — Provides source fuel for roughly 6% of U.S. electricity • Talented workforce operates large, modern mines • Industry leader in mine safety, productivity and reclamation Source: ACI Slide 14

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 2. Black Thunder 1 2 3 21 4 4 3 Western Central Bituminous Appalachia 1. Skyline 1. Mountain Laurel 2. Dugout 2. Coal-Mac 3. Sufco 3. Cumberland River 4. West Elk 4. Lone Mountain 2.9-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,753) (460) (376) (338) High-sulfur Source: ACI at 12/31/07 Slide 15

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization Legacy Liabilities of (at 12/31) $3,431 Largest U.S. Coal Companies (12/31/07, in millions) 83.9% Workers’ Comp Post-Retirement Medical Reclamation 58.0% Pension 46.2% 46.0% $1,302 38.9% $759 $389 $337 2000 2002 2004 2006 2007 Peer 1 Peer 2 Peer 3 Peer 4 ACI Source: SEC filings compiled by ACI Slide 16

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s future success hinges on three key pillars of performance Operating the world’s Acting as responsible Achieving superior safest coal mines citizens and good financial results • Awarded MSHA’s environmental stewards • 2007 was Arch’s Sentinels of Safety honor • 2007 was best record for second-best financial for operating the nation’s compliance in Arch history performance on record safest underground coal mines in 2006 and 2007 and best among peers • Operated three of top · Ranked first among coal • Earned three National eight most productive industry peers for safety Good Neighbor Award in longwall mines last year performance last year past four years • Surface mines produced • 2007 was second-best • U.S. Department of 170% more tons per year on record for total Interior Award in 2007 for employee shift than incident rate best surface reclamation industry average in 2007 Source: ACI and Public Sources Slide 17

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s mines are strategically positioned to capitalize on dynamic trends in coal markets Central Appalachia Western Bituminous Powder River Basin • Timing of start-up of • Export growth and • Supply constraints Mountain Laurel supply pressures in and sufficient PRB rail longwall in 2007 was eastern U.S. will capacity should pull advantageous influence price coal east • Flexibility to sell 4 to 5 • Arch benefits as • Arch will benefit from million tons into largest producer rising domestic prices international and • Have signed • In discussions to domestic metallurgical significant export export PRB coal and PCI markets business Source: ACI Slide 18

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CURRENT TRENDS ABOUT ARCH COAL CLEAN-COAL TECHNOLOGIES Arch’s growing international sales have supplied coal to customers on five continents Canada1 Germany1,2 Ukraine1,2 France1,2 Czech1,2 Spain1,2 Hungary1,2 Japan2 Morocco 1 Turkey1,2 Mexico1 Brazil2 1 — Steam sales 2 — Met sales Source: ACI Slide 19

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is advancing clean-coal technology development via a proposed coal-to-liquids plant in Wyoming U.S. Refined Product Consumption Mine-Mouth CTL Plant (in million barrels per day, per EIA) 27.6 20.8 Transportation Fuel Chemical Feedstock 2006 2030 Domestic Imports • Domestic oil consumption needs are growing, and increasingly will • Arch owns an equity interest in be supplied by imports DKRW Advanced Fuels • CTL can have a positive impact • Proposed plant would capture CO2 on the U.S. economy, security to enhance recovery and environment in domestic oil fields Source: EIA and ACI Slide 20

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s market-driven strategy in 2007 laid the foundation for future success Our strategy delivered Arch’s second-best year for earnings despite a weak coal cycle in the first half of 2007 • Reduced production targets during the weak market cycle — Preserved the value of reserves for future periods • Lowered capital spending — Matched spending with market demand and reduced production levels • Focused on cost control — Reoriented mines to maintain production flexibility • Remained patient in sales contracting — Layered in sales contracts as prices rebounded • Maintained unpriced position for future periods Source: ACI Slide 21

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch expects a record performance in 2008 and continued re-investment in core business Earnings Per Share EBITDA* Capital Spending** (in $ millions) (in $ millions) $2.00-$2.50 $680-$790 $310-$340 $258 $472 $1.21 2007 2008E 2007 2008E 2007 2008E • Arch expects significant expansion in earnings per share and adjusted EBITDA • Continue to execute a market-driven approach with leverage to the upside potential in coal markets — Low-level of capital spending Source: ACI *EBITDA reconciliation is at end of presentation ** Excluding reserve additions Slide 22

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s selective approach to signing new contracts retains future upside potential Arch Unpriced Volume Benchmark Coal Index Prices (in millions of tons at 12/31/07) (prompt quarter delivery, $/short ton and 52-week % price change ) $134.16 +112% 95-105 85-95 $84.25 +104% $42.00 +25% 15-25 $16.70 +92% PRB 8800 Utah/CO CAPP CSX CIF ARA 2008 2009 2010 11,700 12,500 11,200 0.8# SO2 Steam Coal Metallurgical Coal 0.9# SO2 1.4# SO2 <1.8# SO2 FOB rail Source: ACI, Argus Coal Daily 2/29/08 Slide 23

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL ABOUT ARCH COAL TECHNOLOGIES CURRENT TRENDS Arch continuously evaluates all avenues for value creation Organic Growth Strategic Growth Invest in core businesses to Consider acquisitions or enhance profit growth and other investments that return on capital, evaluate strategically fit opportunities to further upgrade and create value and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 24

EBITDA Reconciliation Chart Arch Coal, Inc. and Subsidiaries Reconciliation of Non-GAAP Measures (In thousands, except per share data) Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA: Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Targeted Results Year Ended Year Ended 12/31/07 December 31, 2008 Low High (Unaudited) (Unaudited) Net income $174,929 $290,000 $362,000 Income tax expense (19,850) 25,000 58,000 Interest expense, net 72,265 85,000 80,000 Depreciation, depletion and amortization 242,062 280,000 290,000 2,273 — — Adjusted EBITDA $471,679 $680,000 $790,000 Source: ACI